Execution Copy


                           INDENTURE SUPPLEMENT NO. 1


     INDENTURE SUPPLEMENT NO. 1, dated as of March 15, 2000 (the "Indenture Supplement"), among MORGAN STANLEY AIRCRAFT FINANCE, a Delaware business trust ("MSAF"), as issuer of the Notes (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee of each class of Notes (the "Trustee"), to the Indenture dated as of March 3, 1998, among the Issuer and the Trustee (the "Indenture"). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Issuer has agreed to acquire certain aircraft-owning business trusts from MS Financing Inc.;

     WHEREAS, the Issuer intends to issue four subclasses of Issuer Additional Notes in accordance with Section 2.11 of the Indenture to finance such acquisitions (the "March 2000 Additional Issuance");

     WHEREAS, the Issuer intends to issue one subclass of Refinancing Notes (the Subclass A-5 Notes) in accordance with Section 2.10 of the Indenture to refinance the Subclass A-1 Notes (the "March 2000 Refinancing Issuance");

     WHEREAS, in accordance with the Indenture, each subclass of the Issuer Additional Notes and the subclass of Refinancing Notes to be issued in the March 2000 Additional Issuance and the March 2000 Refinancing Issuance, respectively, is intended to be entitled to all the rights and benefits appertaining to the corresponding class of outstanding MSAF Group Notes under the Indenture;

     WHEREAS, all of the conditions and requirements necessary to make this Indenture Supplement, when duly executed and delivered, a legal, valid and binding instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Indenture Supplement in the form and with the terms hereof have been in all respects duly authorized.

     NOW, THEREFORE, in consideration of the premises herein, it is agreed among the Issuer and the Trustee as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. The following terms shall be applicable to this Indenture Supplement:

          "March 2000 Closing Date" means March 15, 2000.

          "Subclass A-3 Notes" means the Subclass A-3 Notes, due March 15, 2025 of the Issuer in the initial aggregate principal amount of $580,000,000, substantially in the form of Exhibit A-3 hereto, including any note issued in replacement or substitution therefor and any Refinancing Notes designated in the form of such Refinancing Notes as being entitled to the rights and benefits of the Subclass A-3 Notes under the Indenture, in each case ranking pari passu in order of payment priority to the Subclass A-3 Notes.

          "Subclass A-4 Notes" means the Subclass A-4 Notes, due March 15, 2025 of the Issuer in the initial aggregate principal amount of $200,000,000, substantially in the form of Exhibit A-4 hereto, including any note issued in replacement or substitution therefor and any Refinancing Notes designated in the form of such Refinancing Notes as being entitled to the rights and benefits of the Subclass A-4 Notes under the Indenture, in each case ranking pari passu in order of payment priority to the Subclass A-4 Notes.

          "Subclass A-5 Notes" means the Subclass A-5 Notes, due March 15, 2025 of the Issuer in the initial aggregate principal amount of $400,000,000, substantially in the form of Exhibit A-5 hereto, including any note issued in replacement or substitution therefor and any Refinancing Notes designated in the form of such Refinancing Notes as being entitled to the rights and benefits of the Subclass A-5 Notes under the Indenture, in each case ranking pari passu in order of payment priority to the Subclass A-5 Notes.

          "Subclass B-2 Notes" means the Subclass B-2 Notes, due March 25, 2025 of the Issuer in the initial aggregate principal amount of $75,000,000, substantially in the form of Exhibit B-2 hereto, including any note issued in replacement or substitution therefor and any Refinancing Notes designated in the form of such Refinancing Notes as being entitled to the rights and benefits of the Subclass B-2 Notes under the Indenture, in each case ranking pari passu in order of payment priority to the Subclass B-2 Notes.

          "Subclass C-2 Notes" means the Subclass C-2 Notes, due March 25, 2025 of the Issuer in the initial aggregate principal amount of $55,000,000, substantially in the form of Exhibit C-2 thereto, including any note issued in replacement or substitution therefor and any Refinancing Notes designated in the form of such Refinancing Notes as being entitled to the rights and benefits of the Subclass C-2 Notes under the Indenture, in each case ranking pari passu in order of payment priority to the Subclass C-2 Notes.

                                   ARTICLE II

                            ISSUER ADDITIONAL NOTES

     Section 2.01. The Issuer Additional Notes and the Refinancing Notes. There are hereby created Subclass A-3, Subclass A-4, Subclass A-5, Subclass B-2 and Subclass C-2 Notes to be issued under the Indenture on the date hereof. The terms and conditions applicable to the Subclass A-3, Subclass A-4, Subclass A-5, Subclass B-2 and Subclass C-2 Notes are as follows:

          (a) The aggregate principal amount of the Subclass A-3 Notes that shall be authenticated under the Indenture upon their issuance is $580,000,000, the aggregate principal amount of the Subclass A-4 Notes that shall be authenticated under the Indenture upon their issuance is $200,000,000, the aggregate principal amount of the Subclass A-5 Notes that shall be authenticated under the Indenture upon their issuance is $400,000,000, the aggregate principal amount of the Subclass B-2 Notes that shall be authenticated under the Indenture upon their issuance is $75,000,000 and the aggregate principal amount of the Subclass C-2 Notes that shall be authenticated under the Indenture upon their issuance is $55,000,000.

          (b) The Excess Amortization Date shall be, with respect to (i) the Subclass A-3 Notes, March 15, 2002, (ii) the Subclass A-4 Notes, March 15, 2003, (iii) the Subclass A-5 Notes, April 15, 2000, (iv) the Subclass B-2 Notes, March 15, 2007 and (v) the Subclass C-2 Notes, October 15, 2016.

          (c) The Expected Final Payment Date shall be, with respect to (i) the Subclass A-3 Notes, March 15, 2002, (ii) the Subclass A-4 Notes, March 15, 2003, (iii) the Subclass A-5 Notes, June 15, 2008, (iv) the Subclass B-2 Notes March 15, 2007 and (v) the Subclass C-2 Notes, October 15, 2016.

          (d) The "Redemption Premium", in respect of the following subclasses of Notes, on any date shall be the Redemption Premium indicated in the table below:

                                                Redemption Premium
                                    ------------------------------------------
                                     Subclass   Subclass   Subclass   Subclass
               Redemption Date      A-3 Notes  A-4 Notes  A-5 Notes  B-2 Notes
               ---------------      ---------  ---------  ---------  ---------

On or after the Closing Date......   101.00%    101.50%    101.50%    101.75%
On or after March 15, 2001........   100.50%    101.00%    101.00%    101.50%
On or after March 15, 2002........   100.00%    100.50%    100.75%    101.25%
On or after March 15, 2003........     -        100.00%    100.50%    101.00%
On or after March 15, 2004........     -          -        100.25%    100.75%
On or after March 15, 2005........     -          -        100.00%    100.50%
On or after March 15, 2006........     -          -          -        100.25%
On or after March 15, 2007........     -          -          -        100.00%
On or after March 15, 2008........     -          -          -          -
On or after March 15, 2009........     -          -          -          -
On or after March 15, 2010........     -          -          -          -
On or after March 15, 2011........     -          -          -          -
On or after March 15, 2012........     -          -          -          -
On or after March 15, 2013........     -          -          -          -
On or after March 15, 2014........     -          -          -          -
On or after March 15, 2015........     -          -          -          -
On or after March 15, 2016........     -          -          -          -

          (e) The "Redemption Price" shall be, with respect to (i) the Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-5 Notes and the Subclass B-2 Notes, (A) to the extent that the redemption is funded other than out of the Available Collections Amount (including proceeds from Refinancing Notes and proceeds from third parties), the product of the applicable Redemption Premium and the Outstanding Principal Balance of the portion of such subclass of Notes being redeemed and (B) to the extent that the redemption is funded out of the Available Collections Amount, the Outstanding Principal Balance of the portion of such subclass of Notes being redeemed, without premium and (ii) any portion of the Subclass C-2 Notes being redeemed, the higher of (X) the discounted present value of the Scheduled Principal Payment Amounts allocable in accordance with
     Section 3.09 hereof in respect of, and interest on, such portion from the Redemption Date to and including the applicable Expected Final Payment Date discounted at a rate equal to the Treasury Yield plus 0.5% and (Y) the Outstanding Principal Balance of such portion.

          (f) The "Regulation S Global Exchange Date" for each subclass of Notes issued pursuant to the March 2000 Additional Issuance and the March 2000 Refinancing Issuance and in each case issued in temporary global form, shall be the date that is forty days after the March 2000 Closing Date.

          (g) The "Treasury Yield" shall be, with respect to any Redemption of the Subclass C-2 Notes on any Payment Date, the interest rate (expressed as a semiannual decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined on the fourth Business Day prior to such Payment Date to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such subclass and trading in the public securities markets either (x) as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such subclass and (B) the other maturing as close as possible to, but later than, the Average Life Date of such subclass in each case as published in the most recent H.15 (519) or (y) if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such subclass is reported in the most recent
     H.15 (519), such weekly average yield to maturity as published in such
     H.15 (519).

          (h) The Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-5 Notes, the Subclass B-2 Notes and the Subclass C-2 Notes shall be in the form attached hereto as Exhibits A-3, A-4, A-5, B-2 and C-2, respectively.

          (i) The Issuer agrees that it will not and will not permit any Issuer Subsidiary to incur Indebtedness in respect of any Issuer Additional Notes unless the Issuer receives a prior written confirmation from each Rating Agency that such Indebtedness shall not result in the downgrade or withdrawal of such Rating Agency's credit rating as of the March 2000 Closing Date of the Subclass A-3, Subclass A-4, Subclass A-5, Subclass B-2 and Subclass C-2 Notes.

     Section 2.02. Issuance of Notes. On the date hereof, the Issuer shall execute and the Trustee shall authenticate and deliver, in fully registered form only, the Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-5 Notes, the Subclass B-2 Notes and the Subclass C-2 Notes upon the written order of the Issuer, in authorized denominations and in the names specified by the Issuer.

                                  ARTICLE III

                                  THE TRUSTEE

     Section 3.01. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Indenture Supplement or the due execution hereof by the Issuer, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuer.

     Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee other than as set forth in the Indenture, and this Indenture Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Indenture Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Indenture are in all respects ratified and confirmed; and the Indenture and this Indenture Supplement shall be taken, read and construed as one and the same instrument.

     Section 4.02. GOVERNING LAW. THIS INDENTURE SUPPLEMENT, THE SUBCLASS A-3 NOTES, THE SUBCLASS A-4 NOTES, THE SUBCLASS A-5 NOTES, THE SUBCLASS B-2 NOTES AND THE SUBCLASS C-2 NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 4.03. Execution in Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Trustee and the Issuer have caused this Indenture Supplement to be duly executed as of the day and year first written above.

                                     MORGAN STANLEY AIRCRAFT FINANCE,
                                     as Issuer


                                     By: /s/ Brian J. Gill
                                        ----------------------------------------
                                        Name:  Brian J. Gill
                                        Title: Authorized Signatory


                                     BANKERS TRUST COMPANY, not in its
                                     individual capacity but solely as Trustee


                                     By: /s/ Jenna Kaufman
                                        ----------------------------------------
                                        Name:  Jenna Kaufman
                                        Title: Vice President

                                  EXHIBIT A-3

                    FORM OF SUBCLASS A-3 FLOATING RATE NOTE


                        MORGAN STANLEY AIRCRAFT FINANCE

                     SUBCLASS A-3 NOTE, due March 15, 2025


No. ____                                                      [CUSIP][ISIN][CCN]
$_______


     MORGAN STANLEY AIRCRAFT FINANCE, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________________________________________________ DOLLARS
($_________) on March 15, 2025 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR plus 0.52% per annum (the "Stated Interest Rate") from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-3 Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Subclass A-3 Notes, due March 15, 2025", issued under the Trust Indenture dated as of March 3, 1998 and supplemented by an Indenture Supplement dated as of March 15, 2000 (as amended or supplemented from time to time, the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"). All capitalized terms used in this Subclass A-3 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Subclass A-3 Noteholders. This Subclass A-3 Note is subject to all terms of the Indenture.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-3 Note prior to the Final Maturity Date on the Payment Dates and in the amounts specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

                                     A-3-2

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-3 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon any redemption of any amount of the Outstanding Principal Balance of this Subclass A-3 Note (i) with the application of funds other than the Available Collections Amount (including proceeds from Refinancing Notes and proceeds from third parties), such amount shall be redeemed at a Redemption Price equal to the product of the applicable Redemption Premium applicable thereto and the Outstanding Principal Balance thereof and (ii) with the application of the Available Collections Amount, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal Balance thereof.

     Following the Expected Final Payment Date of this Subclass A-3 Note and until the Outstanding Principal Balance hereof is paid or duly provided for, the Outstanding Principal Balance hereof shall bear additional interest ("Step-Up Interest") at the rate of 1.0% per annum, payable on each Payment Date, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     Any amount of Premium or interest (including Step-Up Interest) on this Subclass A-3 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate plus, following the Expected Final Payment Date of this Subclass A-3 Note, 0.5% per annum from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject, in the case of Step-Up Interest, to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     If an exchange offer (the "Exchange Offer") registered under the Securities Act is not consummated or a shelf registration statement (the "Shelf Registration Statement") under the Securities Act with respect to resales of the Notes is not declared effective by the Commission on or before December 10, 2000 in accordance with the terms of the Registration Rights Agreement dated as of March 15, 2000 between the Issuer and Morgan Stanley & Co. International Limited, thereafter an additional incremental interest amount will accrue on each subclass of Notes, at an annual rate of 0.50%. Such additional incremental interest amounts on the Notes will be payable in cash on each Payment Date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

     The indebtedness evidenced by the Subclass A-3 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-3 Note is issued subject to such provisions. Each Holder of this Subclass A-3 Note, by accepting the same,

                                     A-3-3

(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass A-3 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-3 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 2000, to the Person in whose name this Subclass A-3 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-3 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-3 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-3 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass A-3 Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Subclass A-3 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass A-3 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder of one or more Definitive Notes of Subclass A-3 having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. Any reduction in the principal amount of this Subclass A-3 Note (or any one or more predecessor Subclass A-3 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-3 Note and of any Subclass A-3 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-3 Note, whether or not noted hereon.

     The Holder of this Subclass A-3 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in

                                     A-3-4

respect of this Subclass A-3 Note in the event that the Administrative Agent, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

     This Subclass A-3 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Subclass A-3 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass A-3 Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass A-3 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Prior to the registration of transfer of this Subclass A-3 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-3 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-3 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Swap Provider and each Holder of any Notes affected thereby, no such amendment may (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of such subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of such subclass of Notes (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-3 Note. The Indenture also permits the Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or

                                     A-3-5

an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Administrative Agent.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section
3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-3 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-3 Note and of any Subclass A-3 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-3 Note, whether or not notation of such consent or waiver is made upon this Subclass A-3 Note.

     The term "Issuer" as used in this Subclass A-3 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass A-3 Notes under the Indenture.

     The Subclass A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-3 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass A-3 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     A-3-6

     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-3 Note to be signed manually or by facsimile by its Signatory Trustee.


Date:______________                    MORGAN STANLEY AIRCRAFT FINANCE


                                       By:______________________________
                                          Name:
                                          Title: Signatory Trustee


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-3 Notes due March 15, 2025 designated above and referred to in the within-mentioned Indenture.


Date:______________                    BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely
                                         as Trustee


                                       By:_______________________________
                                          Authorized Signatory

                                     A-3-7

                           [FORM OF] TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------          ------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________________attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                     [Signature of Transferor]
     ------------------------------------ -------------------------------------

                                         NOTE: The signature to this assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

                        [THE FOLLOWING PROVISIONS TO BE
                        INCLUDED ON ALL NOTES OTHER THAN
                          EXCHANGE NOTES AND PERMANENT
                           REGULATION S GLOBAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms

                                     A-3-8

that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of the Indenture shall have been satisfied.

Date:_________________________              ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________  _______________________________________________
                                 NOTICE:  To be executed by an executive officer

                                  EXHIBIT A-4

                    FORM OF SUBCLASS A-4 FLOATING RATE NOTE


                        MORGAN STANLEY AIRCRAFT FINANCE

                     SUBCLASS A-4 NOTE, due March 15, 2025


No. ____                                                      [CUSIP][ISIN][CCN]
$_______


     MORGAN STANLEY AIRCRAFT FINANCE, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________________________________________________ DOLLARS
($_________) on March 15, 2025 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR plus 0.54% per annum (the "Stated Interest Rate") from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-4 Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-4 Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Subclass A-4 Notes, due March 15, 2025", issued under the Trust Indenture dated as of March 3, 1998 and supplemented by an Indenture Supplement dated as of March 15, 2000 (as amended or supplemented from time to time, the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"). All capitalized terms used in this Subclass A-4 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Subclass A-4 Noteholders. This Subclass A-4 Note is subject to all terms of the Indenture.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-4 Note prior to the Final Maturity Date on the Payment Dates and in the amounts specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-4 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

                                     A-4-2

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon any redemption of any amount of the Outstanding Principal Balance of this Subclass A-4 Note (i) with the application of funds other than the Available Collections Amount (including proceeds from Refinancing Notes and proceeds from third parties), such amount shall be redeemed at a Redemption Price equal to the product of the applicable Redemption Premium applicable thereto and the Outstanding Principal Balance thereof and (ii) with the application of the Available Collections Amount, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal Balance thereof.

     Following the Expected Final Payment Date of this Subclass A-4 Note and until the Outstanding Principal Balance hereof is paid or duly provided for, the Outstanding Principal Balance hereof shall bear additional interest ("Step-Up Interest") at the rate of 1.0% per annum, payable on each Payment Date, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     Any amount of Premium or interest (including Step-Up Interest) on this Subclass A-4 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate plus, following the Expected Final Payment Date of this Subclass A-4 Note, 0.5% per annum from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject, in the case of Step-Up Interest, to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     If an exchange offer (the "Exchange Offer") registered under the Securities Act is not consummated or a shelf registration statement (the "Shelf Registration Statement") under the Securities Act with respect to resales of the Notes is not declared effective by the Commission on or before December 10, 2000 in accordance with the terms of the Registration Rights Agreement dated as of March 15, 2000 between the Issuer and Morgan Stanley & Co. International Limited, thereafter an additional incremental interest amount will accrue on each subclass of Notes, at an annual rate of 0.50%. Such additional incremental interest amounts on the Notes will be payable in cash on each Payment Date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

     The indebtedness evidenced by the Subclass A-4 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-4 Note is issued subject to such provisions. Each Holder of this Subclass A-4 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

                                     A-4-3

     The maturity of this Subclass A-4 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-4 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 2000, to the Person in whose name this Subclass A-4 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-4 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-4 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-4 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass A-4 Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Subclass A-4 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass A-4 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder of one or more Definitive Notes of Subclass A-4 having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. Any reduction in the principal amount of this Subclass A-4 Note (or any one or more predecessor Subclass A-4 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-4 Note and of any Subclass A-4 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-4 Note, whether or not noted hereon.

     The Holder of this Subclass A-4 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in respect of this Subclass A-4 Note in the event that the Administrative Agent, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

                                     A-4-4

     This Subclass A-4 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Subclass A-4 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass A-4 Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass A-4 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Prior to the registration of transfer of this Subclass A-4 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass A-4 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-4 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-4 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Swap Provider and each Holder of any Notes affected thereby, no such amendment may (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of such subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of such subclass of Notes (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-4 Note. The Indenture also permits the Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Administrative Agent.

                                     A-4-5

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section
3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-4 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-4 Note and of any Subclass A-4 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-4 Note, whether or not notation of such consent or waiver is made upon this Subclass A-4 Note.

     The term "Issuer" as used in this Subclass A-4 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass A-4 Notes under the Indenture.

     The Subclass A-4 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-4 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass A-4 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     A-4-6

     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-4 Note to be signed manually or by facsimile by its Signatory Trustee.


Date:______________                    MORGAN STANLEY AIRCRAFT FINANCE


                                       By:______________________________
                                          Name:
                                          Title: Signatory Trustee


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-4 Notes due March 15, 2025 designated above and referred to in the within-mentioned Indenture.


Date:______________                    BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely
                                         as Trustee


                                       By:_______________________________
                                          Authorized Signatory

                                     A-4-7

                           [FORM OF] TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------          ------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________________attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                     [Signature of Transferor]
     ------------------------------------ -------------------------------------

                                         NOTE: The signature to this assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

                        [THE FOLLOWING PROVISIONS TO BE
                        INCLUDED ON ALL NOTES OTHER THAN
                          EXCHANGE NOTES AND PERMANENT
                           REGULATION S GLOBAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms

                                     A-4-8

that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of the Indenture shall have been satisfied.

Date:_________________________              ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________  _______________________________________________
                                 NOTICE:  To be executed by an executive officer

                                  EXHIBIT A-5

                    FORM OF SUBCLASS A-5 FLOATING RATE NOTE


                        MORGAN STANLEY AIRCRAFT FINANCE

                     SUBCLASS A-5 NOTE, due March 15, 2025


No. ____                                                      [CUSIP][ISIN][CCN]
$_______


     MORGAN STANLEY AIRCRAFT FINANCE, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________________________________________ DOLLARS
($_________) on March 15, 2025 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR plus 0.58% per annum (the "Stated Interest Rate") from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-5 Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-5 Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Subclass A-5 Notes, due March 15, 2025", issued under the Trust Indenture dated as of March 3, 1998 and supplemented by an Indenture Supplement dated as of March 15, 2000 (as amended or supplemented from time to time, the "Indenture"), between the Issuer and Bankers Trust Company, as indenture trustee (the "Trustee"). All capitalized terms used in this Subclass A-5 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Subclass A-5 Noteholders. This Subclass A-5 Note is subject to all terms of the Indenture.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-5 Note prior to the Final Maturity Date on the Payment Dates and in the amounts specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-5 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

                                     A-5-2

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon any redemption of any amount of the Outstanding Principal Balance of this Subclass A-5 Note (i) with the application of funds other than the Available Collections Amount (including proceeds from Refinancing Notes and proceeds from third parties), such amount shall be redeemed at a Redemption Price equal to the product of the applicable Redemption Premium applicable thereto, and the Outstanding Principal Balance thereof and (ii) with the application of the Available Collections Amount, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal Balance thereof.

     Any amount of Premium or interest on this Subclass A-5 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Section 3.08 of the Indenture.

     If an exchange offer (the "Exchange Offer") registered under the Securities Act is not consummated or a shelf registration statement (the "Shelf Registration Statement") under the Securities Act with respect to resales of the Notes is not declared effective by the Commission on or before December 10, 2000 in accordance with the terms of the Registration Rights Agreement dated as of March 15, 2000 between the Issuer and Morgan Stanley & Co. International Limited, thereafter an additional incremental interest amount will accrue on each subclass of Notes, at an annual rate of 0.50%. Such additional incremental interest amounts on the Notes will be payable in cash on each Payment Date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

     The indebtedness evidenced by the Subclass A-5 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-5 Note is issued subject to such provisions. Each Holder of this Subclass A-5 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass A-5 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-5 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 2000, to the Person in

                                     A-5-3

whose name this Subclass A-5 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in
Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-5 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-5 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-5 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass A-5 Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Subclass A-5 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass A-5 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder of one or more Definitive Notes of Subclass A-5 having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. Any reduction in the principal amount of this Subclass A-5 Note (or any one or more predecessor Subclass A-5 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-5 Note and of any Subclass A-5 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-5 Note, whether or not noted hereon.

     The Holder of this Subclass A-5 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in respect of this Subclass A-5 Note in the event that the Administrative Agent, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

     This Subclass A-5 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Subclass A-5 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass A-5 Notes of other authorized denominations, the

                                     A-5-4

Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass A-5 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Prior to the registration of transfer of this Subclass A-5 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass A-5 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-5 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-5 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Swap Provider and each Holder of any Notes affected thereby, no such amendment may (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of any subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of such subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of such subclass of Notes (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-5 Note. The Indenture also permits the Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Administrative Agent.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section
3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

                                     A-5-5

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-5 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-5 Note and of any Subclass A-5 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-5 Note, whether or not notation of such consent or waiver is made upon this Subclass A-5 Note.

     The term "Issuer" as used in this Subclass A-5 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass A-5 Notes under the Indenture.

     The Subclass A-5 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-5 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass A-5 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     A-5-6


     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-5 Note to be signed manually or by facsimile by its Signatory Trustee.


Date:______________                    MORGAN STANLEY AIRCRAFT FINANCE


                                       By:______________________________
                                          Name:
                                          Title: Signatory Trustee


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-5 Notes due March 15, 2025 designated above and referred to in the within-mentioned Indenture.


Date:______________                    BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely
                                         as Trustee


                                       By:_______________________________
                                          Authorized Signatory

                                     A-5-7

                           [FORM OF] TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------          ------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________________attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                    [Signature of Transferor]
     ----------------------------------- -------------------------------------
                                         NOTE: The signature to this assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

                        [THE FOLLOWING PROVISIONS TO BE
                        INCLUDED ON ALL NOTES OTHER THAN
                          EXCHANGE NOTES AND PERMANENT
                           REGULATION S GLOBAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms

                                     A-5-8

that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of the Indenture shall have been satisfied.

Date:_________________________              ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________  _______________________________________________
                                 NOTICE:  To be executed by an executive officer

                                  EXHIBIT B-2

                    FORM OF SUBCLASS B-2 FLOATING RATE NOTE


                        MORGAN STANLEY AIRCRAFT FINANCE

                     SUBCLASS B-2 NOTE, due March 15, 2025


No. ____                                                      [CUSIP][ISIN][CCN]
$_______


     MORGAN STANLEY AIRCRAFT FINANCE, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________________________________________________ DOLLARS
($________) on March 15, 2025 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum equal to the sum of LIBOR plus 1.05% per annum (the "Stated Interest Rate") from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass B-2 Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass B-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Subclass B-2 Notes, due March 15, 2025", issued under the Trust Indenture dated as of March 3, 1998 and supplemented by an Indenture Supplement dated as of March 15, 2000 (as amended or supplemented from time to time, the "Indenture"), between the Issuer and Bankers Trust Company, as indenture trustee (the "Trustee"). All capitalized terms used in this Subclass B-2 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Subclass B-2 Noteholders. This Subclass B-2 Note is subject to all terms of the Indenture.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass B-2 Note prior to the Final Maturity Date on the Payment Dates and in the amounts specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Section 3.08 of the Indenture.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass B-2 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

                                     B-2-2

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon any redemption of any amount of the Outstanding Principal Balance of this Subclass B-2 Note (i) with the application of funds other than the Available Collections Amount (including proceeds from Refinancing Notes and proceeds from third parties), such amount shall be redeemed at a Redemption Price equal to the product of the applicable Redemption Premium applicable thereto, and the Outstanding Principal Balance thereof and (ii) with the application of the Available Collections Amount, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal Balance thereof.

     Following the Expected Final Payment Date of this Subclass B-2 Note and until the Outstanding Principal Balance hereof is paid or duly provided for, the Outstanding Principal Balance hereof shall bear additional interest ("Step-Up Interest") at the rate of 1.5% per annum, payable on each Payment Date, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     Any amount of Premium or interest (including Step-Up Interest) on this Subclass B-2 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate plus, following the Expected Final Payment Date of this Subclass B-2 Note, 0.5% per annum from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject, in the case of Step-Up Interest, to the availability of the Available Collections Amount therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     If an exchange offer (the "Exchange Offer") registered under the Securities Act is not consummated or a shelf registration statement (the "Shelf Registration Statement") under the Securities Act with respect to resales of the Notes is not declared effective by the Commission on or before December 10, 2000 in accordance with the terms of the Registration Rights Agreement dated as of March 15, 2000 between the Issuer and Morgan Stanley & Co. International Limited, thereafter an additional incremental interest amount will accrue on each subclass of Notes, at an annual rate of 0.50%. Such additional incremental interest amounts on the Notes will be payable in cash on each Payment Date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

     The indebtedness evidenced by the Subclass B-2 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass B-2 Note is issued subject to such provisions. Each Holder of this Subclass B-2 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

                                     B-2-3

     The maturity of this Subclass B-2 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Subclass B-2 Noteholders shall not be permitted to deliver a Default Notice or to exercise any remedy in respect of any such Event of Default until all interest and principal on the Class A Notes and the Class B Notes have been paid in full.

     This Subclass B-2 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 2000, to the Person in whose name this Subclass B-2 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass B-2 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass B-2 Notes on such Payment Date.

     All amounts payable in respect of this Subclass B-2 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass B-2 Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Subclass B-2 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass B-2 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder of one or more Definitive Notes of Subclass B-2 having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. Any reduction in the principal amount of this Subclass B-2 Note (or any one or more predecessor Subclass B-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass B-2 Note and of any Subclass B-2 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass B-2 Note, whether or not noted hereon.

     The Holder of this Subclass B-2 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in respect of this Subclass B-2 Note in the event that the Administrative Agent, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of

                                     B-2-4

payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

     This Subclass B-2 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Subclass B-2 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass B-2 Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass B-2 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Prior to the registration of transfer of this Subclass B-2 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass B-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass B-2 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass B-2 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Swap Provider and each Holder of any Notes affected thereby, no such amendment may (i) modify the provisions of the Indenture and the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of any subclass of Notes (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass B-2 Note. The Indenture also permits the Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Administrative Agent.

                                     B-2-5

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section
3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass B-2 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass B-2 Note and of any Subclass B-2 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass B-2 Note, whether or not notation of such consent or waiver is made upon this Subclass B-2 Note.

     The term "Issuer" as used in this Subclass B-2 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass B-2 Notes under the Indenture.

     The Subclass B-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass B-2 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass B-2 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     B-2-6

     IN WITNESS WHEREOF, the Issuer has caused this Subclass B-2 Note to be signed manually or by facsimile by its Signatory Trustee.


Date:______________                    MORGAN STANLEY AIRCRAFT FINANCE


                                       By:______________________________
                                          Name:
                                          Title: Signatory Trustee


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass B-2 Notes due March 15, 2025 designated above and referred to in the within-mentioned Indenture.


Date:______________                    BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely
                                         as Trustee


                                       By:_______________________________
                                          Authorized Signatory

                                     B-2-7

                           [FORM OF] TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------          ------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________________attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                     [Signature of Transferor]
     ------------------------------------ -------------------------------------

                                         NOTE: The signature to this assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

                        [THE FOLLOWING PROVISIONS TO BE
                        INCLUDED ON ALL NOTES OTHER THAN
                          EXCHANGE NOTES AND PERMANENT
                           REGULATION S GLOBAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms

                                     B-2-8

that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of the Indenture shall have been satisfied.

Date:_________________________              ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________  _______________________________________________
                                 NOTICE:  To be executed by an executive officer

                                  EXHIBIT C-2

                      FORM OF SUBCLASS C-2 FIXED RATE NOTE


                        MORGAN STANLEY AIRCRAFT FINANCE

                  9.60% SUBCLASS C-2 NOTE, due March 15, 2025


No. ____                                                      [CUSIP][ISIN][CCN]
$_______


     MORGAN STANLEY AIRCRAFT FINANCE, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ________________________________ DOLLARS ($________) on March
15, 2025 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of 9.60% per annum (the "Stated Interest Rate") from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass C-2 Note for each Interest Accrual Period shall be calculated on the basis of a 360-day year and one-twelfth of an annual interest payment and, in the case of a payment other than on an Interest Payment Date, on the basis of a 360- day year consisting of twelve 30-day months.

     This Subclass C-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Subclass C-2 Notes, due March 15, 2025", issued under the Trust Indenture dated as of March 3, 1998 and supplemented by an Indenture Supplement dated as of March 15, 2000 (as amended or supplemented from time to time, the "Indenture"), between the Issuer and Bankers Trust Company, as indenture trustee (the "Trustee"). All capitalized terms used in this Subclass C-2 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Subclass C-2 Noteholders. This Subclass C-2 Note is subject to all terms of the Indenture.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass C-2 Note prior to the Final Maturity Date on the Payment Dates and in the amounts specified in the Indenture, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under Section 3.08 of the Indenture.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass C-2 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

                                     C-2-2

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon any redemption of any amount of the Outstanding Principal Balance of this Subclass C-2 Note equal to the higher of (i) the discounted value of the Scheduled Principal Payment Amounts and interest of this Subclass C-2 Note from the Redemption Date to and including the Expected Final Payment Date discounted at a rate equal to the Treasury Yield plus 0.5% and (ii) the Outstanding Principal Balance thereof.

     Any amount of Premium or interest on this Subclass C-2 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Stated Interest Rate from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections Amount therefor after making payments entitled to priority under
Section 3.08 of the Indenture.

     If an exchange offer (the "Exchange Offer") registered under the Securities Act is not consummated or a shelf registration statement (the "Shelf Registration Statement") under the Securities Act with respect to resales of the Notes is not declared effective by the Commission on or before December 10, 2000 in accordance with the terms of the Registration Rights Agreement dated as of March 15, 2000 between the Issuer and Morgan Stanley & Co. International Limited, thereafter an additional incremental interest amount will accrue on each subclass of Notes, at an annual rate of 0.50%. Such additional incremental interest amounts on the Notes will be payable in cash on each Payment Date until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.

     The indebtedness evidenced by the Subclass C-2 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass C-2 Note is issued subject to such provisions. Each Holder of this Subclass C-2 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass C-2 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Subclass C-2 Noteholders shall not be permitted to deliver a Default Notice or to exercise any remedy in respect of any such Event of Default until all interest and principal on the Class A Notes and the Class B Notes have been paid in full.

     This Subclass C-2 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 2000, to the Person in

                                     C-2-3

whose name this Subclass C-2 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in
Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass C-2 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass C-2 Notes on such Payment Date.

     All amounts payable in respect of this Subclass C-2 Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. The final payment with respect to this Subclass C-2 Note, however, shall be made only upon presentation and surrender of this Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment. At such time, if any, as this Subclass C-2 Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Noteholder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to Subclass C-2 Notes. Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, by a Noteholder of one or more Definitive Notes of Subclass C-2 having an aggregate principal amount of not less than $1,000,000, any such payments shall be made by wire transfer to an account designated by such Noteholder at a financial institution in New York, New York. The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Noteholder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent. Any reduction in the principal amount of this Subclass C-2 Note (or any one or more predecessor Subclass C-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass C-2 Note and of any Subclass C-2 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass C-2 Note, whether or not noted hereon.

     The Holder of this Subclass C-2 Note agrees, by acceptance hereof, to pay over to the Administrative Agent any money (including principal, Premium and interest) paid to it in respect of this Subclass C-2 Note in the event that the Administrative Agent, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Administrative Agent in making such payment.

     This Subclass C-2 Note is issuable only in registered form. A Holder may transfer this Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of the Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. When this Subclass C-2 Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Subclass C-2 Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions

                                     C-2-4

are met (including, in the case of a transfer, that such Note is duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). No service charge shall be made for any registration of transfer or exchange of this Subclass C-2 Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Prior to the registration of transfer of this Subclass C-2 Note, the Issuer and the Trustee may deem and treat the Person in whose name this Subclass C-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass C-2 Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass C-2 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Swap Provider and each Holder of any Notes affected thereby, no such amendment may (i) modify the provisions of the Indenture and the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such subclass of Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of any subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of any subclass of Notes (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass C-2 Note. The Indenture also permits the Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Administrative Agent.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Swap Provider, each provider of a Credit Facility, each Noteholder of the subclass affected thereby and each Noteholder of any subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section
3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and payments under all Credit Facilities be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass C-2 Notes, to waive compliance by the Issuer with

                                     C-2-5

certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass C-2 Note and of any Subclass C-2 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass C-2 Note, whether or not notation of such consent or waiver is made upon this Subclass C-2 Note.

     The term "Issuer" as used in this Subclass C-2 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Subclass C-2 Notes under the Indenture.

     The Subclass C-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass C-2 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Subclass C-2 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                     C-2-6

     IN WITNESS WHEREOF, the Issuer has caused this Subclass C-2 Note to be signed manually or by facsimile by its Signatory Trustee.


Date:______________                    MORGAN STANLEY AIRCRAFT FINANCE


                                       By:______________________________
                                          Name:
                                          Title: Signatory Trustee


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass C-2 Notes due March 15, 2025 designated above and referred to in the within-mentioned Indenture.


Date:______________                    BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely
                                         as Trustee


                                       By:_______________________________
                                          Authorized Signatory

                                     C-2-7

                           [FORM OF] TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------          ------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________________attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


Date:                                     [Signature of Transferor]
     ------------------------------------ -------------------------------------

                                         NOTE: The signature to this assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

                        [THE FOLLOWING PROVISIONS TO BE
                        INCLUDED ON ALL NOTES OTHER THAN
                          EXCHANGE NOTES AND PERMANENT
                           REGULATION S GLOBAL NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms

                                     C-2-8

that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of the Indenture shall have been satisfied.

Date:_________________________              ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________  _______________________________________________
                                 NOTICE:  To be executed by an executive officer